SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 _______________

                                    FORM 8-K
                                 _______________



              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Commission File Number: 000-53263

                          Date of Report: March 4, 2010


                                PI SERVICES, INC.
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                  (Name of Registrant in its Charter)



             Nevada                                        41-1559888
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(State or Other Jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)



             5353 Manhattan Circle Suite 101 Boulder, Colorado 80303
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                    (Address of principal executive offices)

                                 (303) 499-6000
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               (Registrant's telephone number including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

? Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425) ? Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12) ? Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)) ? Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01         Entry into a Material Definitive Agreement

      On March 4, 2010 Michael Friess and Sanford Schwartz, the principal stockholders ("Selling Shareholders") of PI Services Inc. ("PI Services") entered into a Stock Purchase Agreement (the "SPA") with Kun Liu (the "Purchaser"), 100% owner of Beijing GuoQiang Global Science & Technology Development Co., Ltd. ("Beijing Guoqiang"), a company organized under the laws of the People's Republic of China ("PRC"). Pursuant to the SPA, the Purchaser will purchase an aggregate of 443,516 shares of PI Services Common Stock from the Selling Shareholders. At the closing of the transaction, the members of the PI Services Board of Directors (the "Board") shall elect the Purchaser as the Chairman of PI Services and also elect two additional directors as designated by the Purchaser to the Board of PI Services. Michael Friess, Sanford Schwartz, and Chloe DiVita shall at the closing submit their resignations from the Board, effective ten days after an information statement in compliance with SEC Rule 14f-1 is mailed to the shareholders of PI Services.


      On the same day, PI Services entered into Share Exchange Agreement (the "SEA") with Sky Achieve Holdings, Inc., a British Virgin Islands limited liability corporation ("Sky Achieve"). Pursuant to the SEA, PI Services will acquire all of the outstanding capital stock of Sky Achieve in consideration for the issuance of 42,134,020 shares of its common stock to the shareholders of Sky Achieve (the "Share Issuance"). Those shares represent 95 % of the outstanding shares of PI Services. As a result of these transactions, persons associated with Sky Achieve will own securities that represent 96% of the equity in the Company. At the Closing Date, the resignation letters of the PI Services' officers shall become effective, and the persons designated by the Board shall be appointed as officers of PI Services and until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




REGISTRANT                             PI Services, Inc.




BY(Signature)                           /s/ Michael Friess
(Name and Title)                       Michael Friess, Chairman of the
                                       Board, President and
                                       Chief Executive Officer
(Date)                                 March 5, 2010